BUCKEYE RETIREMENT PLAN

                                  Exhibit Index


Exhibit No.                          Description

23                                   Consent of Independent Auditors

                                                                     Exhibit 23


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, Number 33-80867) pertaining to the Buckeye Retirement Plan of our report dated December 14, 1998 with respect to the financial statements and schedules of the Buckeye Retirement Plan included in this Annual Report (Form 11-K) for the year ended June 30, 1998.

                                                       /s/ ERNST & YOUNG LLP
                                                      ----------------------
                                                      Ernst & Young LLP

Memphis, Tennessee
December 17, 1998